--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 19, 2003

                           SCOTIA PACIFIC COMPANY LLC
             (Exact name of Registrant as specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-63825
                            (Commission File Number)

                                   68-0414690
                     (I.R.S. Employer Identification Number)

                   P.O. BOX 712                                  95565
            125 MAIN STREET, 2ND FLOOR                        (Zip Code)
                SCOTIA, CALIFORNIA
     (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (707) 764-2330

--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Reference is made to Note 3 of the Condensed Notes to the Financial
Statements of Scotia Pacific Company LLC (the "Company") for the quarter ended
March 31, 2003 (the "Form 10-Q"). Described in such Note are the EPIC-
SYP/Permits lawsuit and the USWA lawsuit which have been filed against the CDF, the California Department of Fish and Game ("CDFG"), the Company, its parent,
Pacific Lumber, and others. Any capitalized terms used but not defined herein have the same meaning assigned to them in the Form 10-Q.

         The Form 10-Q notes that the trial of these two (consolidated) cases concluded on March 28, 2003 and that the Court has indicated that it expects to rule no earlier than July 2003. On May 19, 2003, the Court issued a tentative ruling with respect to these cases which indicates that the Court intends to rule against the CDF and the other respondents with respect to this matter and invalidate the SYP and the Permit issued by California (the "California Permit")
due to several deficiencies in agency procedures and the failure of the Company and Pacific Lumber to submit a complete and comprehensible SYP. However, the
Court's final decision will not be known until sometime after the submission of written briefs and oral argument currently scheduled for June 30, 2003.

         The Form 10-Q indicates that the Court was allowing THPs submitted through mid-October to be processed, that the Company was obtaining review and approval of new THPs under a procedure provided for in the forest practice rules which does not depend upon the SYP, and that because certain THPs will not qualify for this procedure, there could be a reduction in 2003 harvest levels which could have an adverse impact on the Company. The Company believes that this will continue to be the situation pending a final ruling; however, there can be no assurance that this will prove to be the case as, for instance, THP processing could become more difficult. The Company is in the process of evaluating the options available to it, including the most advisable response should the Court in its final ruling invalidate the SYP and/or the California
Permit. It is impossible to determine the impact this matter will ultimately have on the Company given that a final decision has not yet been issued
(including any remedies resulting from the decision). However, a final ruling invalidating the SYP and/or the California Permit could have a long-term negative impact on the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            SCOTIA PACIFIC COMPANY LLC
                                                                   (Registrant)

Date: May 20, 2003                          By:                /s/ Bernard L. Birkel
                                               --------------------------------------------------------
                                                                 Bernard L. Birkel
                                                  Secretary and Senior Assistant General Counsel